SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                              ________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

                             August  16,  1996
              Date of Report (Date of Earliest Event Reported)

                  FINANCIAL SERVICES ACQUISITION CORPORATION
   ___________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-25056                  59-3262958
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                              667 Madison Avenue
                              New York, New York
                    (Address of Principal Executive Offices)

                                     10021
                                   (Zip Code)

                                 212) 317-1000
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                   (Former Name or Former Address, if Changed
                               Since Last Report)


     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On August 16, 1996, EBIC Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of Financial Services Acquisition Corporation (the "Registrant"), merged (the "Merger") with and into Euro Brokers Investment Corporation ("Euro Brokers"). The Merger was approved by the stockholders of Euro Brokers at a special meeting of Euro Brokers stockholders held on July 15, 1996 and by the stockholders of the Registrant at a special meeting of the Registrant's stockholders held on August 15, 1996 (the "Special Meeting"). The Merger occurred pursuant to an Agreement and Plan of Merger, dated as of March 8, 1996, as amended (the "Merger Agreement"), by and among the Registrant,
     Merger Sub and Euro Brokers.   As a result of the Merger, Euro
     Brokers became a wholly owned subsidiary of the Registrant and each outstanding share of Euro Brokers common stock ("Euro Brokers Common Stock") was converted into the right to receive
     (i) 2.4263288 newly-issued shares of the Registrant's common stock, par value $.001 per share ("Common Stock"), (ii) 4.5274405 newly-issued series B redeemable common stock purchase warrants of the Registrant (the "Warrants"), (iii) $11.9398860 in cash, without interest and (iv) if any fractional interest in a share of Common Stock or a Warrant would be issuable pursuant to clauses (i) or (ii) above, the cash value of such fractional interest in lieu thereof (the consideration described in clauses
     (i) through (iv) above, together with any Escrow Amounts (as defined below) that ultimately become payable, collectively the "Merger Consideration").

               In addition, with respect to each share of Euro Brokers Common Stock, .2695924 shares of Common Stock and $1.1966804 in cash have been deposited in escrow (collectively, the "Escrow Amounts") pending the making of certain post-Merger adjustments. Whether all, some or none of the Escrow Amounts are eventually released to holders of Euro Brokers Common Stock who have surrendered such shares in the Merger (or, alternatively, returned to the Registrant) will depend on the outcome of certain events (for example, the accuracy of certain representations and warranties made by Euro Brokers in the Merger Agreement) that cannot currently be predicted, although it is expected that final resolution with respect to the escrowed cash will occur by the end of 1996 and final resolution with respect to the escrowed shares will occur by September 1997.

               Accordingly, the aggregate Merger Consideration
     (including the Escrow Amounts) consists of (i) 4,505,666 shares of Common Stock (ii) 7,566,666 Warrants and (iii) approximately $22 million in cash.

               The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as
     Exhibit 2.1 to the Quarterly Report on Form 10-Q of the Registrant, dated May 15, 1996. The Merger Agreement is incorporated herein by reference in its entirety and filed as an exhibit to this Report. The press releases issued by the Registrant on August 15, 1996 and August 16, 1996 with respect to the approval of the Merger Agreement at the Special Meeting and the consummation of the Merger, respectively, are each incorporated herein by reference in its entirety and filed as an exhibit to this Report.

               Euro Brokers, through its subsidiaries and affiliates, is a wholesale broker of money market instruments, derivatives and selected fixed income securities. It conducts its business through offices in major financial centers, including New York, London, Toronto, Tokyo and Hong Kong, and by means of correspondent relationships with other brokers throughout the world. Euro Brokers functions primarily as an intermediary, matching the needs of its customers, who are primarily multinational banks, securities dealers and other financial institutions. Euro Brokers had net income of approximately $3.5 million on revenues of approximately $174 million for the year ended 1995 and net income of approximately $3.5 million on revenues of approximately $49 million for the three months ended March 31, 1996 (unaudited). A further description of the business of Euro Brokers is incorporated by reference from the section captioned "Business of EBIC" in the Definitive Proxy Statement on Schedule 14A of the Registrant (the "Proxy Statement"), filed with the Securities and Exchange Commission (the "Commission") on July 18, 1996 (File No. 000-25056), which section is filed as an exhibit to this Report. FSAC currently intends to maintain Euro Brokers as a wholly owned subsidiary and, subject to any changes resulting from changing business conditions or revised strategic plans, to operate Euro Brokers in substantially the same manner as it operated prior to the Merger, while also seeking strategic opportunities to expand the business.

               The Merger Consideration was determined by negotiations between the Registrant and Euro Brokers, and was intended, subject to the above-described escrow arrangements, to provide Euro Brokers stockholders (i) with a post-Merger pro forma 50% ownership interest in the Registrant and (ii) with cash consideration in an amount that would generally equalize (subject to certain adjustments) the pre-Merger respective contributions of the Registrant's stockholders and Euro Brokers' stockholders to the post-Merger consolidated net worth of the Registrant.
     The cash portion of the Merger Consideration was funded primarily from the proceeds of the Registrant's initial public offering in December 1994 (the "IPO") and, to a lesser extent, from a post-Merger cash payment by Euro Brokers.

               In addition to approving the Merger at the Special Meeting, stockholders of the Registrant (i) approved certain amendments to the Registrant's Certificate of Incorporation (the "Charter Amendments"), (ii) elected eight persons to the Registrant's Board of Directors (effective upon consummation of the Merger) and (iii) adopted the Registrant's 1996 Stock Option Plan (the "Stock Option Plan"). The background of the Special Meeting, and of the Merger and the related transactions contemplated by the Merger Agreement, is more fully described in the Proxy Statement.

               The Charter Amendments provide for (x) immediately prior to the effectiveness of the Merger, an increase in the authorized shares of Common Stock from 14,000,00 to 30,000,000, and (y) immediately after the effectiveness of the Merger, (1) the classification of the Board of Directors into three classes serving staggered terms, with the initial number of directors to be eight, (2) the elimination of the ability of stockholders to act by written consent, (3) the restriction of the ability to call special meetings of stockholders to the Chairman and the President of the Registrant or to an affirmative vote of a majority of the Board of Directors and (4) a requirement of an 80% supermajority vote to amend any of the provisions described in this clause (y). A further description of the Charter Amendments is incorporated by reference from the sections captioned "Proposal 3: Amendment to Article Sixth" and "Proposal 4: Additional Common Stock Amendment" in the Proxy Statement, which sections are filed as exhibits to this Report.

               The eight directors elected to the Board of Directors of the Registrant, and the classes to which they were elected, were:

                    Director            Class

                    Gilbert D. Scharf        Class III
                    Michael J. Scharf        Class III
                    Larry S. Kopp            Class III
                    Donald R.A. Marshall     Class II
                    Denis Martin             Class II
                    William B. Wigton        Class II
                    James W. Stevens         Class I
                    Frederick B. Whittemore  Class I

     Class I directors will serve an initial one-year term expiring at the Registrant's 1997 annual meeting, Class II directors will serve an initial two-year term expiring at the Registrant's 1998 annual meeting and Class III directors will serve an initial three-year term expiring at the Registrant's 1999 annual meeting. Starting with the 1997 annual meeting and continuing for each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. All of the directors, other than Messrs. Marshall, Wigton and Stevens, were members of the Registrant's Board of Directors prior to the Merger. Messrs. Marshall and Stevens were designees of Euro Brokers pursuant to the Merger Agreement, and Mr. Wigton replaced Mr. William D. Birch, who resigned effective upon consummation of the Merger. Mr. Marshall is and remains the President and Chief Executive Officer of Euro Brokers and, pursuant to the Merger Agreement, is to be appointed Vice Chairman of the Registrant. Mr. Gilbert Scharf is and remains Chairman, President and Chief Executive Officer of the Registrant and has been appointed Vice Chairman of Euro Brokers.

               The Stock Option Plan reserves 1,800,000 shares of Common Stock for issuance. Pursuant to the Stock Option Plan, no individual may be granted an option or options for more than 500,000 shares of Common Stock in any calendar year. No options may be granted under the Stock Option Plan after the tenth anniversary of its adoption. The foregoing summary of the Stock Option Plan is not complete and is qualified in its entirety by reference to the full text of the plan, which was filed as
     Exhibit 10.11 to the Registration Statement on Form S-4 of the Registrant (Reg. No. 333-06753), filed with the Commission on June 25, 1996, and is incorporated herein by reference in its entirety and filed as an exhibit to this Report.

               In connection with and as a condition to consummation of the Merger, the Registrant also entered into a Registration Rights Agreement, dated as of August 16, 1996 (the "Registration Rights Agreement"), providing certain demand and ancillary registration rights, in each case only effective for periods after November 30, 1996, with respect to all shares of Common Stock (including shares received upon exchange or exercise of the Warrants) then held by Welsh, Carson, Anderson & Stowe VI, L.P. (Euro Brokers' majority stockholder immediately prior to the Merger) and certain related investors, certain current members of Euro Brokers' management and the initial stockholders of the Registrant (prior to the IPO). The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, which is incorporated herein by reference in its entirety and filed as an exhibit to this Report.

               In connection with the Merger, the Registrant also (i) consummated a previously-announced agreement providing for the exchange of an aggregate of 225,000 newly-issued shares of Common Stock for all 333,333 of the Registrant's outstanding unit purchase options granted to its IPO underwriters and their designees and (ii) redeemed, at a price of approximately $5.30 per share, 136,000 shares of Common Stock validly tendered for redemption pursuant to the initial business combination redemption rights granted under the Registrant's Certificate of Incorporation to holders of Common Stock issued in the IPO. Giving effect to these transactions and assuming the issuance of the entirety of the Merger Consideration, the Registrant will have outstanding 9,011,332 shares of Common Stock and 15,133,332 Warrants.


     ITEM 7.   FINANCIAL STATEMENTS

     (A)       FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

               The financial statements required pursuant to Item 7(a) have not been included in this filing because it was impracticable at the time hereof. The registrant will file such financial statements as soon as practicable, but not later than October 30, 1996.

     (B)       PRO FORMA FINANCIAL INFORMATION.

               The pro forma financial information required pursuant to Item 7(b) have not been included in this filing because it was impracticable at the time hereof. The registrant will file such pro forma financial information as soon as practicable, but not later than October 30, 1996.

     (C)       EXHIBITS.

     2.1 Agreement and Plan of Merger, dated as of March 8, 1996, as amended, by and among the Registrant, EBIC Acquisition Corp. and Euro Brokers Investment Corporation (incorporated herein by reference to Exhibit 2.1 of the Quarterly Report on Form 10-Q of the Registrant (File No. 0-25056), dated May 15, 1996).

     2.5 Registration Rights Agreement, dated as of August 16, 1996, by and among the Registrant and the persons listed in Annexes I, II and III thereto.

     10.11     Financial Services Acquisition Corporation 1996
               Stock Option Plan (incorporated herein by reference to Exhibit 10.11 of the Registration
               Statement on Form S-4 of the Registrant (Reg. No.
               333-06753), filed June 25, 1996).

     20.1      Press Release, dated August 15, 1996.

     20.2      Press Release, dated August 16, 1996

     99.1      Sections captioned "Business of EBIC," "Proposal 3:
               Amendment to Article Sixth" and "Proposal 4:
               Additional Common Stock Amendment," at pages 86-90, 98-101 and 101-102, respectively, of the Definitive Proxy Statement on Schedule 14A of the Registrant (File No. 0-25056), filed July 18, 1996 (incorporated herein by reference therefrom).


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINANCIAL SERVICES
                                      ACQUISITION CORPORATION

                                   By: /s/ Gilbert Scharf
                                       _______________________________
                                       Name: Gilbert Scharf
                                       Title: Chairman of the Board,
                                              President and Chief
                                              Executive Officer

     Date: August 26, 1996


                               EXHIBIT INDEX

      Exhibit No.             Description            Page No.

      2.1          Agreement and Plan of Merger,
                   dated as of March 8, 1996, as
                   amended, by and among the
                   Registrant, EBIC Acquisition
                   Corp. and Euro Brokers
                   Investment Corporation
                   (incorporated herein by
                   reference to Exhibit 2.1 of the
                   Quarterly Report on Form 10-Q of
                   the Registrant (File No. 0-
                   25056), dated May 15, 1996).

      2.5          Registration Rights Agreement,
                   dated as of August 15, 1996, by
                   and among the Registrant and the
                   persons listed on Annexes I, II
                   and III thereto.

      10.11        Financial Services Acquisition
                   Corporation 1996 Stock Option
                   Plan (incorporated herein by
                   reference to Exhibit 10.11 of
                   the Registration Statement on
                   Form S-4 of the Registrant (Reg.
                   No. 333-06753), filed June 25,
                   1996).

      20.1         Press Release, dated August 15,
                   1996
      20.2
                   Press Release, dated August 16,
                   1996

      99.1         Sections captioned "Business of
                   EBIC," "Proposal 3:  Amendment
                   to Article Sixth" and "Proposal
                   4:  Additional Common Stock
                   Amendment," at pages 86-90, 98-
                   101 and 101-102, respectively,
                   of the Definitive Proxy
                   Statement on Schedule 14A of the
                   Registrant (File No. 0-25056),
                   filed July 18, 1996
                   (incorporated herein by
                   reference therefrom).